                     Dated the ______ day of ___________, 1999

                            SUNNOON DEVELOPMENT LIMITED

                                        and

                              ORIENT PACKAGING LIMITED

                    *******************************************

                                 TENANCY AGREEMENT

                                         of

                   Unit 1003 on 10th Floor of C L I Building
                   (formerly known as Hennessy House),
                   Nos. 313-317B Hennessy Road and Nos. 314-318
                   Lockhart Road, Wanchai, Hong Kong


                     *******************************************





                                 TSANG, CHAN & WONG
                               SOLICITORS & NOTARIES
                                     HONG KONG
                               S/66588/99/C/cc/PT:au.LT2

THIS AGREEMENT is made the 11th day of May, 1999 BETWEEN the Landlord whose name, address or registered office and description are set out in Part I of the First Schedule hereto (hereinafter called "the Landlord") of the one part and the Tenant whose name, address or registered office and description are set out in Part II of the First Schedule hereto (hereinafter called "the Tenant") of the other part WHEREBY IT IS HEREBY MUTUALLY AGREED by and between the said parties hereto as follows:

                                    SECTION (I)
                             THE PREMISES AND THE TERM

The Landlord shall let and the Tenant shall take all the premises set out in the Second Schedule hereto (hereinafter called "the said premises") together with the chattels and fittings as more particularly described in Part X of the First Schedule (the "Chattels") and together with the use in common with all others having the like right of the common areas in the building of which the said premises form part (hereinafter called "the Building") in so far as the same are necessary for the proper use and enjoyment of the said premises and except in so far as the Landlord may from time to time restrict such use and together also with the use in common as aforesaid of the lifts, escalators and central air-conditioning services whenever the same shall be operating for a term set out in Part III of the First Schedule hereto paying therefor the rent and other charges as hereinafter provided.

                                    SECTION (II)
                               RENT AND OTHER CHARGES

The Tenant hereby agrees with the Landlord as follows:

(1) To pay rent as set out in Part IV of the First Schedule and the management fee and air-conditioning and service charges (if any) as set out in Part VI of the First Schedule (which are unless the context otherwise requires hereinafter collectively included under the term "the Rent") on the days and the in manner hereinafter provided for payment thereof and in banknotes if so demanded.

(2)  (a)   To pay and discharge all rates, taxes, assessments, maintenance, duties, charges, impositions and outgoings of an annual or recurring nature now or hereafter to be assessed, imposed or charged by The Government of the Hong Kong Special Administrative Region or other lawful authority upon the said premises or upon the owner or occupier thereof (Government Rent and Property Tax only excepted).

     (b) In the event that an assessment for rates in respect of the said premises shall be raised upon the Landlord direct the Landlord shall during the month immediately preceding any quarter in respect of which such rates may fall due be at liberty to debit the Tenant with the amount thereof and the same shall forthwith be paid by the Tenant to the Landlord wherein upon the Landlord shall account for the same to The Government of the Hong Kong Special Administrative Region.

     (c) In the event that no valuation of the said premises or no separate assessment in respect of the said premises shall have been made in accordance with the Rating Ordinance (cap. 116) or any statutory amendment or modification thereof for the time being in force the Landlord shall be at liberty to make an interim valuation or apportionment thereof and to debit the Tenant with the amount which would be payable upon such interim valuation or apportionment and the same shall forthwith be paid by the Tenant to the Landlord and any over-payment or under-payment by the Tenant on such interim valuation or apportionment shall be adjusted when a valuation under the Rating Ordinance shall have been made known.

     (d) The Landlord shall be entitled to treat non-payment of any amount debited to the Tenant in accordance with this Section or any part thereof in all respects as non-payment of the Rent under this Agreement.

(3) To pay and discharge all charges (including deposits) for service maintenance, telephone, gas, water and electricity consumed in the said premises including charges for any air-conditioning fan-coil units installed therein, whether as shown by the separate meter installed upon the said premises or by accounts rendered to the Tenant. The Tenant may install at its own cost separate meter(s) for the utilities aforesaid provided that plans for such installation shall have been approved by the Landlord and all necessary authorities.

(4) To pay on the days and in the manner hereinbefore provided the air-conditioning and service charge as set forth in Part VI of the First Schedule hereto for the supply of chilled water for use by the Tenant in connection with its air-conditioning installation and for the provision of management services for the Building Provided always that if at any time during the term of this tenancy (i) the cost to the Landlord of supplying the chilled water service for the Tenant's air-conditioning installation including without limitation the unit cost (including fuel surcharge) of electricity for the operation of the water chilling plant shall have risen over such cost prevailing at the commencement of the term of this tenancy and/or (ii) there shall be any increase in the costs to the Landlord of operating the Building since the commencement of the term of this tenancy, the Landlord shall be entitled to serve a notice in writing upon the Tenant increasing the air-conditioning and service charge at that time payable as set out in Part VI of the First Schedule hereto by a percentage amount equal to the percentage increase in such costs and thereafter such increased charge shall be payable in lieu of the air-conditioning and service charge provided for herein and in Part VI of the Fist Schedule hereto. Further increases in the air-conditioning and service charge may be made by the Landlord from time to time in the event of any such costs as aforesaid rising after an earlier notice of increase under the above proviso shall have become operative. The Landlord's assessment of the appropriate increase shall (save in the case of manifest error) be conclusive. All running, operating, maintenance, cleaning and repair costs associated with the use of fan coil units or other air handling plant installed at the said premises will be borne by the Tenant in addition to the air-conditioning and service charge. The electric power for such fan coil units or other air handling plant installed within or exclusively for the said premises shall be connected to the Tenant's electricity supply meter and the Tenant shall pay direct to the supply authority or contractor for the electric power thereby consumed.

                                   SECTION (III)
                                TENANT'S OBLIGATIONS

The Tenant hereby agrees with the Landlord as follows:

(1) To obey and comply with and to indemnify the Landlord against the breach of all ordinances, regulations, by-laws, rules and requirements of any Government or other competent authority and the provisions of the Deed of Covenant and/or the Sub-Deed of Covenant (if any) or Management Agreement in respect of the said premises relating to the use and occupation of the said premises, and the conduct and carrying out of the Tenant's business on the said premises or to any other act, deed, matter or thing done, permitted, suffered or omitted therein or thereon by the Tenant or any employee, agent or licensee of the Tenant and to notify the Landlord forthwith in writing of any notice received from any statutory or public authority concerning or in respect of the said premises or any services supplied thereto.

(2)  (a)   To fit out the interior of the said premises in accordance with such plans and specifications as shall have been first submitted by the Tenant to and approved in writing by the Landlord in a good and proper workmanlike fashion using good quality materials approved by the Landlord and in all respects in a style appropriate to operate within a first class commercial centre. Such fitting out to include but not be limited to the following:

          (i) Connection and reticulation of all electrical wiring including wiring to air conditioning plant and to light fittings together with control switching etc. within the said premises.

          (ii) Any alteration to the sprinkler system necessitated by the Tenant's layout of the said premises the same to be in all respects in accordance with all permits and consents and in compliance with the requirements of the Fire Services Department.

          (iii) Any installation of air-conditioning ducting that may be required by the Tenant's internal layout of the said premises PROVIDED that if the Tenant's fitting out proposals should require the modification or relocation of any air handling equipment installed at the said premises the Tenant shall pay all costs incurred by the Landlord and his contractors in connection with such modification or relocation.

          (iv) Internal decoration, furnishings and specialised Tenant's equipment.

                Provided that:

                (A) any and all work involving any alteration to or
                    modification of or in any way associated with the sprinkler system, the security system, the plumbing and drainage system and piping and the chilled water pipes shall be carried out only by contractors nominated by the Landlord and any and all work involving the electrical installation and/or wiring shall be carried out only by a contractor approved by the Landlord in writing for the purpose. All works to be carried out by the Tenant its contractors or sub-contractors shall be carried out in accordance with the FITOUT RULES to be issued by the Landlord from time to time and to be signed by the Tenant prior to commencement of Tenant's works and the Tenant will pay to the Landlord the vetting charges set out in Part VII of the First Schedule hereto.

                (B) the Tenant will not cause or permit to be made any
                    subsequent variation to the approved fitting out plans and specifications or to the approved interior design or layout of the said premises without the previous approval in writing of the Landlord and in the event of such approval being requested it shall be a condition precedent to the granting thereof that the Tenant shall pay to the Landlord any fees and/or costs properly incurred by the Landlord in consulting its architect and/or specialist consultants in respect of such variation. In carrying out any approved work hereunder, the Tenant shall and shall cause his servants, agents, contractors and workmen to cooperate fully with the Landlord and all servants, agents and workmen of the Landlord. The Tenant shall obey and cause his servants, agents, contractors and workmen to obey and comply with all reasonable instructions and directions which may be given by the Landlord's servants or agents or other authorised representatives in connection with the carrying out of such work.

     (b) Where the permitted user of the said premises includes shop or retail uses to install and fit out the shop front including but not limited to the shop front window and show case of the said premises in strict compliance with the Landlord's requirement and to a standard appropriate in the opinion of the Landlord to the reputation and standing of the Building.

     (c) To fit out the said premises in accordance with such Ordinances and other orders, rules and regulations of the Government, public utility companies and competent authorities as shall from time to time be in force during the term of this Agreement and to maintain, add to, modify or alter the same in accordance with such Ordinance, orders, rules and regulations as are in force from time to time. The Tenant shall in carrying out the works hereunder use only such contractor(s) as shall be approved by the Landlord in writing (which approval not be unreasonably withheld).

(3) To make its own arrangements with such public utility company as previously approved by the Landlord in writing with regard to the installation of telephones or other communications systems within the said premises, but the installation of telephone and communications lines outside the said premises must be in the common ducting provided for that purpose and in all respects be in accordance with the Landlord's directions.

(4) To keep all the interior parts of the said premises including the flooring and interior plaster or other finishing material or rendering to walls, floors and ceilings and the shop front external grilles or shutters to the said premises and the Landlord's fixtures and fittings therein and all additions (whether of the Landlord or the Tenant) thereto including (without limitation and wherever the same shall be installed in or upon the said premises) all escalators, doors, windows, electrical installations and wiring, light fittings, suspended ceiling, fire fighting apparatus and air-conditioning plant and ducting exhaust ducts, scrubber and carbon filters, grease traps and all pipes, plumbing and drainage facilities and all painting, papering and decoration thereof in good, clean, tenentable, substantial and proper repair and condition and as may be appropriate from time to time properly painted and decorated, cleansed, cleared or replaced and so to maintain the same at the expense of the Tenant and to deliver up the same and all fittings, fixtures and additions therein and thereto other than tenant's fixtures and fittings to the Landlord at the expiration or sooner determination of the said term in like condition and without prejudice to the generality of the foregoing during the last year of the term hereof reserved if reasonably required by the Landlord to repaint and decorate the interior of the said premises.

(5) To clean and clear every grease trap (if any, and whether within or outside the said premises) serving the said premises or used by the Tenant as often as is necessary to ensure the free, uninterrupted and efficient working of the drainage and sewage facilities serving the Building. The Landlord shall be entitled from time to time to require the Tenant to do such cleaning and clearing at such regular intervals as may be prescribed by the Landlord. If default shall be made by the Tenant in fulfilling its obligations under this Clause the Landlord shall be entitled to do such cleaning and clearing, entering the said premises whenever necessary and the cost thereof shall be a debt due from the Tenant to the Landlord and be recoverable forthwith by action.

(6) To install all wires pipes and cables and other services serving the said premises in and through the duets trunkings and conduits in the Building provided by the Landlord at its sole-discretion for such purposes and at all times in accordance with the Landlord's directions and not to install any such wires pipes cables or other services without first providing the Landlord with full particulars and a fully detailed plan and diagram of such intended installation and obtaining the Landlord's consent in regard thereto.

(7) To reimburse to the Landlord the cost of replacing all broken and damaged windows and/or glass panels within and/or encompassing the said premises whether or not the same be broken or damaged by the negligence of the Tenant.

(8) To reimburse to the Landlord the cost of repairing or replacing the shop front plate glass or open shutter or any air-conditioning fan-coil unit or any other part of the air-conditioning system or installation which is damaged or rendered defective.

(9) To repair or replace any electrical installation or wiring in the said premises if the same becomes dangerous or if so reasonably required by the Landlord and in so doing the Tenant shall use only a contractor designated by the Landlord in writing for the purpose. The Tenant shall permit the Landlord's agents to test the Tenant's wiring in the said premises at any time upon request being made.

(10) To keep the sanitary and water apparatus including drainage as are located within the said premises used by the Tenant and its licensees (or elsewhere if used exclusively by the Tenant and its licensees) in good, clean and tenantable repair and condition to the satisfaction of the Landlord and in accordance with the regulations or by-laws of all Public Health and other Government Authorities concerned. In the event of any damage being incurred, the Tenant shall forthwith repair the damage and restore the said premises and those sanitary and water apparatus in the said Premises (or elsewhere if used exclusively by the Tenant or its licensees) to their proper state and condition in accordance with the covenant for repair contained in the foregoing provisions.

(11) To keep the said premises including all external windows lights and shopfront glass at all times in a clean and sanitary state and condition, and for the better observance hereof the Tenant shall only employ as cleaners of the said premises such persons or firms as shall be nominated by the Landlord. Such Cleaners shall be employed at the expense of the Tenant.

(12) To pay to the Landlord on demand all costs incurred by the Landlord in cleansing, clearing, repairing or replacing any of the drains, pipes or sanitary or plumbing apparatus choked or stopped up owing to the careless or improper use or neglect by the Tenant or its licensees.

(13) To take all reasonable precautions to protect the interior of the said premises against damage by storm or typhoon or the like.

(14) To carry out any works by the Tenant to the said premises pursuant to this Agreement subject to the prior written approval of the Landlord and the inspection of the Landlord, the Landlord's architect and general contractor from time to time.

(15) No approval by the Landlord is valid unless in writing, signed by the Landlord or the Landlord's authorised representatives.

(16) To permit the Landlord and all persons authorised by the Landlord at all reasonable times upon prior notice to enter with or without appliances and view the state of repair of the said premises, to take inventories of the fixtures therein and to carry out any work, repairs or maintenance which are required to be done provided that in the event of an emergency the Landlord, its servants or agents may enter without notice.

(17) On receipt of any notice from the Government, Manger of the Building, the Landlord or its authorised representative or any other competent authority specifying any works or repairs which are required to be done and the time in which they are to be done and which are the responsibility of the Tenant hereunder, forthwith to put in hand and execute the same with all possible despatch. AND if the Tenant shall fail to comply with such notice in any respects it shall be lawful (but without prejudice to the right of re-entry and forfeiture hereinafter contained) for the Landlord, its agents, servants and workmen to enter upon the premises and to carry out all or any of the works referred to in such notice and the cost of so doing and all expenses incurred thereby shall be paid by the Tenant forthwith to the Landlord on demand and shall be recoverable as the Rent in arrear if the Tenant fails to pay as aforesaid.

(18) To give immediate notice to the Landlord or its agent of any damage that may be suffered to the said premises and of any accident to or defects in the water pipes, gas pipes, electrical wiring or fittings, fixtures or other facilities provided by the Landlord.

(19) To allow at all reasonable times within three calendar months immediately preceding the expiration of the said term of this Agreement the Landlord and/or its estate, agents and/or employees and/or the prospective tenants and/or buyers to enter, inspect and view the said premises and every part thereof and allow the Landlord to exhibit or affix where the Landlord shall think fit a notice indicating that the said premises are to be let or sold with vacant possession and such other information in connection therewith as the Landlord shall desire, which notice the Tenant shall not deface or conceal.

(20) To obey and comply with such regulations as may from time to time be adopted by the Landlord and its management agent in accordance with Section IX hereof.

(21) To be responsible to the Landlord for the acts, neglects, omissions and defaults of all licensees of the Tenant as if they were the acts, neglects, omissions and defaults of the Tenant himself and to indemnify the Landlord in full against all costs, claims, demands, actions, costs, proceedings, expenses or liabilities to any person in connection therewith.

(22) To keep in operation battery operated emergency lighting and exit signs in locations within the said premises as required by Fire Services Ordinance or other Codes and Regulations made by the Government, any competent authorities, the Landlord or its management agent and the Manager of the Building.

(23) To provide at its own costs earthling within the said premises to meet Fire Services Ordinance or other Codes Regulations made by the Government, any competent authorities, the Landlord or its management agent and the Manager of the Building.

(24) To permit utility lines to be erected in and passed through the said premises in order to serve other premises and area of the building. For this purpose, the Landlord and its agents, workmen and contractors and the Manager of the Building shall have the right to enter the said premises to examine the same.

(25) To permit the Landlord's servants or security guards to enter the said premises at all reasonable times for security purposes, and to connect and keep at its own costs the said premises connected to any communal alarm or security system and, if required by the Landlord, to be linked up to the security system for the Building provided and operated by the Landlord.

(26) To comply with Codes and Regulations stipulated by the Government and all statutory or public or competent authorities for any additional fire protection system apart from those provided by the Landlord, whether induced by the business of the Tenant or otherwise, and the costs so incurred shall be borne by the Tenant.

(27) To quietly yield up the said premises together with all the Landlord's fixtures, fittings and additions therein and thereto (including the air-conditioning ducts, if any) and the chattels at the expiration or sooner determination of this tenancy in good, clean and tenantable repair and condition notwithstanding any rule of law or equity to the contrary provided that where the Tenant has made any alterations or additions or installed any fixtures or fittings whether of a structural or non-structural nature, to the said premises with or without the Landlord's written consent, the Landlord may at its discretion require the Tenant at the expense of the Tenant to remove and/or do away with such alterations, fixtures or fitting or additions or any part(s) or portion(s) thereof, to reinstate the said premises and to make good and repair in a proper and workmanlike manner any damage to the said premises and to the Landlord's fixtures and fittings therein as a result thereof, and thereupon surrender to the Landlord all keys giving access to all parts of the said premises held by the Tenant and remove at the Tenant's expenses all lettering and characters from all the doors, walls or windows of the said premises and make good any damage caused by such removal.

(28) To be wholly responsible for any loss, damage or injury caused to any person whomsoever or to any property whatsoever directly or indirectly through the defective or damaged condition or operation of any part of the interior of the said premises o any machinery or plant or any fixtures or fittings or wiring or piping therein for the repair of which the Tenant is responsible hereunder or in any way caused by or owing to the spread of fire, smoke or fumes or the leakage or overflow of water or any substance or anything whatsoever origin from the said premises or any part thereof or through the act, default or neglect of the Tenant or its licensees and to make good the same by payment or otherwise and to indemnify the Landlord against all costs, claims, demands, actions and legal proceedings whatsoever made upon the Landlord by any person in respect of such loss, damage or injury as aforesaid and all costs and expenses incidental thereto.

(29) For the better observance of the Tenant's obligations under the preceding Clause (28) to permit the Landlord at the Tenant's expense and in the name of the Tenant to effect and maintain insurance coverage to the satisfaction of the Landlord in respect of all such risks as aforesaid with such insurance company as the Landlord shall in its absolute discretion deem fit. The policy of insurance so effected to be endorsed to show the interest of the Landlord therein and to be in such amount as may be determined by the Landlord and to contain a provision that the insurance cover thereby effected and the terms and conditions thereof may not be altered modified restricted or cancelled without the express prior written consent of the Landlord.

(30) To effect and maintain throughout the term hereby created with an insurance company of repute adequate insurance cover in the full replacement value thereof in respect of the following risks:

     (a) Glass: All glass now or hereafter within or forming part of the said premises.

     (b) Water damage: including without limitation damage to trade fixtures and fittings occurring in respect of the use or misuse of the fire sprinkler system installed in the said premises or the misuse of water therein.

     (c) Fire and extraneous perils: including adequate cover against loss or damage to stock, fixtures and fittings, articles of a decorative nature and personal effects.

     And the Tenant shall have the Landlord's interest as landlord of the said premises endorsed on the policy of insurance and shall whenever so required by the Landlord produce the policy of insurance and last premium receipt and a certificate from the said insurance company to confirm that the said policy is duly paid up and is valid and subsisting.

(31) Where any plant machinery or equipment for cooling or circulating air is installed in or about the said premises (whether by the Landlord or the Tenant) the Tenant will to the extent of the Tenant's control over the same at all times use and regulate the same to ensure that the air-conditioning plant is employed to best advantage in the conditions from time to time prevailing and without prejudice to the generality of the foregoing will operate and maintain such plant within the ________ premises as the Landlord may reasonably determine to ensure a reasonably uniform standard of air cooling or conditioning throughout the Building.

(32) To be responsible for the removal of refuse and garbage from the said premises to such ____________ as shall be specified by the Landlord from time to time and to use only that type of refuse ___________ as is specified by the Landlord from time to time. In the event of the Landlord providing collection service for refuse and garbage the same shall be used by the Tenant to the exclusion of other similar service and the use of such service provided by the Landlord shall be at the sole of the Tenant.

(33) To load and unload goods only at such times and through such entrances and by such service lifts (if any) as shall be designated by the Landlord for this purpose from time to time.

(34) To pay or reimburse to the Landlord the cost of repairing any damage caused to any part of the common areas of the Building occasioned by the Tenant or his licensees or any other person claiming through or under the Tenant.

(35) To pay the Landlord immediately upon demand the cost of affixing repairing or replacing as necessary the Tenant's name in lettering to the directory boards at the Building.

                                    SECTION (IV)
                               LANDLORD'S OBLIGATIONS

The Landlord hereby agrees with the Tenant as follows:

(1) To permit the Tenant (who duly pay the Rent, rate and other charges payable under this Agreement on the day sand in the manner herein provided and observing and performing the agreements, covenants, stipulations and conditions herein contained on the Tenant's part) to have quiet possession and enjoyment of the said premises during the term of this Agreement without any interruption by the Landlord or any person lawfully claiming under or in trust for the Landlord.

(2) To pay the Government Rent and Property Tax payable in respect of the said premises.

(3) (a) Subject to Clause (1) in Section VI hereto to provide a supply of chilled water to the said premises for the purposes of the Tenant's air-conditioning during the Normal Business Hours (hereinafter defined).

     (b) Subject to Clause (1) in Section VI hereto to supply the Tenant with a supply of chilled water to the said premises for the purposes of the Tenant's air-conditioning during hours outside Normal Business Hours upon request being made by the Tenant to the Landlord. The cost for such additional hours of chilled water supply from time to time shall be determined by the Landlord whose decision shall be final and notified to the Tenant from time to time and shall be paid by the Tenant to the Landlord with the Rent, rates and other charges payable under this Agreement and shall be recoverable by the Landlord as part of the air-conditioning and service charge hereunder.

(4) It is hereby agreed and expressly confirmed that the following rights are excepted and reserved to the Landlord (its successors and assigns and all persons having the like right) throughout the said term:

     (a) the right of free and uninterrupted passage and running of water, soil, gas, drainage, electricity and all other services or supplies through such sewers, watercourses, conduits, pipes, wires, cables and ducts as are now or may hereafter be in, on or under the said premises and serving or capable of serving the Building or any adjoining or neighboring property. TOGETHER WITH the right to enter upon the said premises to inspect, repair, replace or maintain any such sewers, watercourses, conduits, pipes, wires, cables and ducts.

     (b) the full and free right and liberty to enter upon the said premises in the circumstances in which the covenants by the Tenant contained in these presents permit such entry and in particular but without prejudice to the generality of the foregoing the right to enter into and upon the said premises at all times for the purpose of obtaining access to and egress from any machinery or switch rooms or the like remaining under the control of the Landlord and located on any of the floors of the Building on which any portion of the said premises is situated.

     (c) the right from time to time on giving reasonable notice to the Tenant (such notice not to be required in case of emergency or breakdown) and causing as little inconvenience to the Tenant as reasonably possible to suspend the air-conditioning system, lifts, escalators, electric power, water supply and any other building service provided in or serving the Building for the purpose of servicing, maintaining, repairing, renewing, improving or replacing the same and any of them.

     (d) the right form time to time and without the necessity of joining the Tenant or any other person to enter into such Deed of Mutual Covenant or Sub-Deed of Mutual Covenant or Management Agreement affecting the Building or any part thereof as the Landlord shall deem appropriate.

                                    SECTION (V)
                           RESTRICTIONS AND PROHIBITIONS

The Tenant hereby agrees with the Landlord as follows:

(1) (a) Not without the previous written consent of the Landlord to install or use or permit or suffer to be installed in the said premises any equipment, apparatus, machinery or object which imposes a weight or any part of the flooring in excess of that for which it is designed or which requires any additional electrical main wiring or which consumes electricity not metered through the Tenant's separate meter.

     (b) The Landlord shall be entitled to prescribe the maximum weight and permitted location of safes and other heavy equipment and to require that the same stand on supports of such dimensions and material to distribute the weight as the Landlord may deem necessary. All reasonable and proper fees incurred by the Landlord in obtaining the approval of its architects to the location of heavy objects shall be borne by the Tenant and payment therefor may be imposed as a pre-requisite to the Tenant receiving such consent.

(2) (a) Not without the previous written consent of the Landlord to erect, install, remove or alter any fixtures, partitioning or other erection or installation in the said premises or any part thereof or without the like consent to make or permit or suffer to be made alterations in or additions to the electrical wiring and installations air-conditioning plant or equipment of any kind or ducting (if any) and lighting fixtures or any part thereof or other Landlord's fixtures AND the Tenant shall comply with the directions and instructions of the Landlord regarding installation and shall at its own expense be responsible for their periodic inspection maintenance and repair and for the replacement of defective wiring and the Tenant shall be strictly liable for any damage caused by the installation operation defect or removal of such units.

     (b) In carrying out any approved work mentioned anywhere in this Agreement, the Tenant shall and shall cause its servants, agents, contractors and workmen to co-operate fully with the Landlord and all servants, agents, contractors and workmen of the Landlord and with other tenants or contractors carrying out any work in the Building. The Tenant, its servants, agents and the contractors and workmen shall obey and comply with all instructions and directions which may be given by the Landlord's Architect, Project Manager or other authorised representative in connection with carrying out of such work.

     (c) Any fees or expenses incurred by the Landlord in connection with the giving of consents hereunder shall be borne by the Tenant.

     (d) In carrying out any approved work to the air-conditioning, electrical installations and/or wiring and plumbing installation, the Tenant shall use only an authorised contractor or contractors for such purpose.

(3) (a) Not to install any air-conditioning plant or equipment of any kind on or within or at any part of the said premises without the prior consent of the Landlord in writing AND the Tenant shall comply with the directions and instructions of the Landlord regarding installation and shall at its own expense be responsible for their periodic inspection maintenance and repair and for the replacement of defective wiring and the Tenant shall be strictly liable for any damage caused by the installation operation defect or removal of such units.

     (b) Not to make or permit or suffer to be made any alterations in or additions to the mechanical or electrical installations in the Building nor to install or permit or suffer to be installed any equipment, apparatus or machinery which exceeds the loading of the electrical installations in the Building.

(4) Not without the previous written consent of the Landlord to cut, maim, injure, drill into, mark or deface or permit or suffer to be cut, maimed, injured, drilled into, marked or defaced any doors, windows, walls, beams, air-conditioner ducts (if any), structural members or any part of the fabric of the said premises nor any of the plumbing or sanitary apparatus or installation included therein.

(5) Not without the previous written consent of the Landlord to alter the existing locks, bolts and fittings on the entrance doors to the said premises, not to install any additional locks, bolts or fittings thereon.

(6) Not to do or permit or suffer to be done any act or thing which may be or become a nuisance or annoyance to the Landlord or to the tenants or occupiers of other premises in the Building or in any adjoining or neighbouring building.

(7) Not to produce or suffer or permit to be produced at any time in the said premises any music or noise (including sound produced by broadcasting from television, radio or any other service or by an equipment or instrument capable of producing or reproducing music or sound) so as to constitute, in the opinion of the Landlord (which opinion shall be conclusive) a nuisance or to give cause for reasonable complaint from the occupants of any other units in the Building or persons using or visiting the same. In the event of the Tenant's permitted business use of the said premises as defined in Part V of the First Schedule hereto requiring any sound or noise to be produced or reproduced within the said premises or any part thereof to install and maintain to the satisfaction of the Landlord appropriate and adequate sound absorbing and insulating material so as to prevent such sound or noise from escaping from the said premises and from becoming a nuisance or annoyance to other tenants or occupiers of the Building or any part thereof or any adjoining or adjacent premises.

(8) Save as permitted pursuant to Clause 35 in Section (III) hereto not to exhibit or affix or display or permit or suffer to be exhibited affixed or displayed outside the said premises any signboard, sign, decoration, advertising matter or other device whether illuminated or not except with the prior written approval from the Landlord. Provided always that the Tenant shall be entitled to have its name and business displayed in lettering and/or characters to a design and standard of workmanship approved by the Landlord (which approval shall not be unreasonably withheld) on a signboard upon the front of the said premises. If the Tenant carries on business under a name other than its own name it shall be entitled to have that name displayed aforesaid but the Tenant shall not be entitled to change the business name without the previous written consent of the Landlord and without prejudice to the foregoing the Landlord may in connection with any application for consent under this clause require the Tenant to produce such evidence as it shall think fit to show that no breach of Clause 19 hereof has taken place or is about to take place.

(9) Not to use or permit or suffer the said premises or any part thereof to be used for any purpose other than for the Tenant's business the nature of which business is set out in Part V of the First Schedule hereto and the Tenant shall not be entitled to change the nature of its business carried out at the said premises or any part thereof without the Landlord's prior written consent.

(10) Not to use or permit or suffer the said premises or any part thereof to be used for any illegal, improper or immoral purposes.

(11) Not to use or permit or suffer the said premises or any part thereof to be used as sleeping quarters or as domestic premises within the meaning of any Landlord and Tenant (Consolidation) Ordinance or similar legislation for the time being in force, nor to allow any person to remain in the said premises overnight.

(12) Not to use or permit or suffer the said premises to be used for the purpose of the manufacture of goods and merchandise or as a workshop or for the storage of goods and merchandise other than stock reasonably required in connection with the Tenant's business carried on therein.

(13) Not to keep or store or permit or suffer to be kept or stored in the said premises any extra hazardous or dangerous goods within the meaning of the Dangerous Drugs Ordinance and the Dangerous Goods Ordinance and the regulations thereunder or any Statutory modification or re-enactment thereof including but not limited to illegal drugs, arms, ammunition, gun-powder, saltpeter, kerosene or other explosive or unlawful, offensive combustible, inflammable, radioactive substance or hazardous goods.

(14) Not to encumber or obstruct or permit or suffer to be encumbered or obstructed with any boxes, merchandise, display, chattels, standing signs, rubbish, packaging or other obstruction of any kind or nature at any of the common areas of the Building or any area not in the exclusive occupation of the Tenant. In addition to any other rights and remedies which the Landlord may have hereunder, the Landlord and its servants, workmen, contractors and management agents may without any prior notice to the Tenant remove any such obstruction and dispose of the same as the Landlord may think fit from time to time without incurring any liability whatsoever therefor and the Tenant shall on demand pay and reimburse to the Landlord forthwith all costs and expenses incurred in such removal.

(15) Not without prior written consent of the Landlord to lay, install, affix or attach any wiring, cables or other article or thing in or upon any of the entrances, staircases, landings, passages, lobbies, transformer rooms, switch rooms or other parts of the Building in common use.

(16) Not to prepare or permit or suffer to be prepared any food in the said premises or to cause or permit any offensive or unusual odours to be produced upon, permeate through or emanate from the said premises.

(17) Not to permit or allow any food stuffs or food containers to be brought onto or removed from the said premises except by way or service entrances service exits and (if any) service _________ otherwise as may be directed by the Landlord from time to time.

(18) Not to keep or permit or suffer to be kept any animals pets or livestock inside the _______ premises and to take all such steps and precautions to the satisfaction of the Landlord to prevent the said premises or any part thereof from becoming infested by termites, rates, mice, roaches or any other pests or vermin and for the better observance hereof the Landlord may require the Tenant at the Tenant's cost to employ such pest extermination contractors as the Landlord may nominate and at such intervals as the Landlord may direct. In the event of the said premises becoming so infested, the Tenant shall pay and reimburse to the Landlord forthwith the cost of extermination as arranged by the Landlord and the selected extermination contractors shall be given full access to the said premises for such purposes.

(19) Not without previous written consent of the Landlord to assign underlet or otherwise part with the possession of the said premises or any part thereof in any way whether by way of subletting lending sharing or other means whereby any person or persons not a party to this Agreement obtains the use or possession of the said premises or any part thereof irrespective of whether any rental or other consideration is given for such use or possession and in the event of any such transfer sub-letting sharing assignment or parting with the possession of the said premises (whether for monetary consideration or not) this Agreement shall at the option of the Landlord absolutely determine and the Tenant shall forthwith vacate the said premises on notice to that effect from the Landlord. The Tenancy shall be personal to the Tenant and without in any way limiting the generality of the foregoing the following acts and events shall unless approved in writing by the Landlord be deemed to be breaches of this clause.

     (a) In the case of a tenant which is a partnership the taking in of one or more new partners whether on the death or retirement of an existing partner or otherwise.

     (b) In the case of a tenant who is an individual (including a sole surviving partner of a partnership tenant) the death insanity or disability of that individual to the intent that the right to use possess occupy or enjoy the said premises or any part thereof shall vest in the executors administrators personal representatives next of kin trustee or committee of any such individual.

     (c) In the case of a tenant which is a corporation any take-over reconstruction amalgamation merger voluntary liquidation or presentation of petition for the winding up of the corporation or change in the person or persons who owns or own a majority of its voting shares or who otherwise has or have effective control thereof.

     (d) The giving by the Tenant of a Power of Attorney or similar authority whereby the donee of the Power obtains the right to use possess occupy or enjoy the said premises or any part thereof or does in fact use possess occupy or enjoy the same.

     (e) The change of the Tenant's business name without the previous written consent of the Landlord which consent the Landlord may give or withhold at its discretion.

(20) Not to cause, suffer or permit any contravention of the negative or restrictive provisions of the Government Lease or Conditions of Grant under which the Landlord holds the said premises or any Deed of Mutual Covenant or any Sub-Deed of Mutual Covenant affecting the Building and to indemnify the Landlord against any such breach.

(21) Not to do or permit or suffer to be done any act, deed, matter or thing whatsoever whereby the insurance on the Building against loss or damage by fire and/or other insurable perils and/or claims by third parties for the time being in force may be rendered void or voidable or whereby the premium thereon may be increased provided that if as the result of any act, deed, matter or thing done, permitted or suffered by the Tenant, the premium on any such policy of insurance shall be increased, the Landlord shall be entitled without prejudice to any other remedy hereunder to recover from the Tenant the amount of any such increase.

(22) Not to erect any serial on the roof or walls of the Building or on the ceiling or walls of the said premises without the prior written consent of the Landlord.

(23) Not to install air-conditioning facilities and/or heating facilities without the prior written consent of the Landlord provided that such consent shall not be unreasonably withheld.

(24) Not to suspend or permit or suffer to be suspended any excessive weight from the main structure of the said premises.

(25) Not to permit or suffer to be held upon the said premises any sale by auction, fire, bankruptcy, closing-down or sales or similar nature or any discount-type of retail business or any form of unethical business operation. Provided that this clause shall not preclude genuine promotional, clearance or periodic seasonal sales.

(26) Not to do or permit or suffer to be done anything which may cause damage of any kind to any part of the main structure or main services, equipment or apparatus of the Building or make any alteration to the exterior of the said premises.

(27) Not to hang any laundry, clothing or other articles or things outside the said premises or the Building.

(28) Not to tout or solicit or procure or permit any touting or soliciting for business or the distribution of any pamphlets, notices or advertising matter outside the said premises or anywhere within the Building by any of the Tenant's licensees.

(29) Not to park in, obstruct or otherwise use nor permit to be parked in obstructed or otherwise used by any licensee of the Tenant those areas of the Building allocated to parking the movement of or access for vehicles or designated as loading/unloading areas other than in accordance with the Regulations made from time to time by the Landlord or its management agent and the Manager of the Building.

(30) Not to place, expose or leave or permit to be placed, exposed or left for display, sale or otherwise any goods or merchandise whatsoever upon or over the ground outside the said premises.

(31) Not to place, expose or leave or permit to be placed, exposed or left any free standing signs upon or over the ground outside the said premises or in any of the staircases, passages or landings of the Building used in common with other Tenants or the Landlord.

(32) Not without the previous written consent of the Landlord to name or include in the name of the business or company operated by the Tenant the name of the Building or any name similar thereto and not at any time to change the name of the business or company to include any such name as aforesaid.

(33) Not to discharge anything into the drains or sewers serving or used in connection with the said premises which will be corrosive or harmful or which may cause any obstruction or deposit in them.

                                    SECTION (VI)
                                     EXCLUSIONS

(1) The Landlord shall not in any circumstances be liable to the Tenant or any other person whomsoever:

     (a) In respect of any loss or damage or other liability (whether direct or consequential) to person or property sustained by the Tenant or any such other person caused by or through or in any way owing to any defect in or the breakdown of the lifts or escalators or the air-conditioning system (if any) of the Building or the leakage or the cracking of the glass panels of the Building; or

     (b) In respect of any loss or damage or other liability to person or property sustained by the Tenant or any such other person caused by or through or in any way owing to fire or the overflow of water from anywhere within the Building or to any failure, explosion or suspension of the electricity, water, gas or other utility supply to the Building or the said premises; or

     (c) For the security of safekeeping of the said premises or any contents therein; or

Nor shall the Rent on ________ or other charges (if any) or any part thereof abate or cease to be.

(2) The Landlord does not represent or warrant that the said premises are suitable for the uses or purposes specified in Part V of the First Schedule or for any purposes whatsoever, and the Landlord hereby declares to which the Tenant hereby acknowledges that (a) any approval or direction or instruction given by the Landlord or on its behalf may not represent in any way consistency or compliance with the terms and conditions of the Deed of Mutual Covenant or the Management Agreement, or (if any) the Sub-deed of Covenant; and (b) the Tenant shall satisfy itself or shall be deemed to have satisfied itself that the said premises are suitable for the purpose for which they are to be used and that all requirements and restrictions to which the said premises and the Building are subject are fully observed and complied with under the said terms and conditions of the Deed of Mutual Covenant, the Sub-Deed of Covenant (if any) and the Management Agreement.

(3) The Landlord does not warrant and represent that the building system, including but not limiting to security, fire, safety, and elevator systems, are "Year 2000 Compliant" or that the building system has the ability for continued normal use and operation on all dates prior to, on and after 1st January 2000 without any impairment of performance or functionality because of any date element or date format contained in or utilized by any hardware, software, embedded microprocessor, or other component contained in, or necessary to operation of, the building system. The Landlord shall not in any circumstances be liable to the Tenant or any other person whomsoever, in respect of any loss or damage to person or property sustained by the Tenant or any such person as a result of the failure of the building system to "Year 2000 Compliant" nor shall the Rent, management fee, air-conditioning charges or any part thereof abate or cease to be payable on account thereof. The Tenant is advised to take such steps as it deem necessary including but not limiting to obtain advice from the computer expert relating to action to be taken to deal with the issue.

                                   SECTION (VII)
                                 ABATEMENT OF RENT

If the said premises or any part thereof shall be destroyed or so damaged or shall be rendered inaccessible or unfit for use and occupation by fire, typhoon, Act of God, Force Majeure or other cause beyond the control of the Landlord and not attributable directly or indirectly to any act or default of the Tenant and the policy or policies of insurance effected by the Landlord shall not have been vitiated or payment of policy monies refused in whole or in part in consequence of any act or default of the Tenant or at any time during the continuance of this tenancy the said premises or the Building shall be condemned as a dangerous structure or a demolition order or closing order shall become operative in respect of the said premises or the Building then the Rent hereby agreed to be paid or a part thereof proportionate to the damage sustained shall cease to be payable until the said premises shall have been restored or reinstated or rendered accessible or fit for use and occupation or the demolition order or the closing order shall have been uplifted provided always that the Landlord shall be under no obligation to repair or reinstate the said premises if, in its opinion, it is not reasonable economical or practicable so to do and provided further that if the whole or substantially the whole of the said premises shall have been destroyed or rendered unfit for use and occupation and shall not have been repaired and reinstated or the demolition order or the closing order on the said premises or the Building shall remain continue and not uplifted within 6 months of the occurrence of the destruction or damage demolition or closing order (as the case may be) either party shall be entitled at any time before the same are so repaired and reinstated to terminate this Agreement by notice in writing to the other but without prejudice to the rights and remedies of either party against the other in respect of any antecedent claim or breach of the agreements, stipulations, terms and conditions herein contained or of the Landlordin respect of the Rent payable hereunder prior to the coming into effect of the suspension caused by the factors as aforesaid.

                                   SECTION (VIII)
                                      DEFAULT

It is hereby further expressly agreed and declared as follows:

(1) If the Rent or any part thereof shall be unpaid for 15 days after the same shall become payable (whether legally or formally demanded or not) or if the Tenant shall fail or neglect to observe or perform any of the agreements, stipulations or conditions herein contained and on the Tenant's part to be observed and performed or if the Tenant shall stop or suspend payment of its debts or be unable to or admit inability to pay its debts as they fall due or if the Tenant shall become bankrupt or being a corporation shall go into liquidation or if any petition shall be filed for the winding up of the Tenant or if the Tenant shall otherwise become insolvent or have any encumbrancer take possession of any of its assets in circumstances in which the Landlord shall have reasonable grounds for believing that the ability of the Tenant to pay the rentals and other charges hereby reserved and to observe and perform its obligations under this Agreement shall have been prejudiced or put at risk or have a receiving order made against it or in such circumstances as aforesaid fail to satisfy any subsisting judgment that may be given in any action against it after final appeal or shall suffer any execution to be levied on the said premises or otherwise on the Tenant's goods or if in such circumstances as aforesaid the Tenant shall suspend or cease or threaten to suspend or cease to carry on its business or should any event occur or proceedings be taken with respect to the Tenant in any jurisdiction to which the Tenant is subject which has an effect equivalent or similar to any of the events or circumstances described above, then and in any such case it shall be lawful for the Landlord at any time thereafter to re-enter on the said premises or any part thereof in the name of the whole whereupon this Agreement shall absolutely cease and determine but without prejudice to any right of action by the Landlord in respect of any outstanding breach or non-observance or non-performance by the Tenant of any of the agreements, stipulations and conditions herein contained.

(2) A written notice served by the Landlord on the Tenant in manner hereinafter mentioned to the effect that the Landlord thereby exercises the power of re-entry herein contained shall be a full and sufficient exercise of such power without physical entry on the part of the Landlord notwithstanding any statutory or common law provision to the contrary.

(3) All costs and expenses including any legal costs and fees incurred by the Landlord in demanding payment of the Rent and other charges aforesaid (if the Landlord elects to demand) and/or the extent of any loss to the Landlord arising out of this Section (VIII) shall be paid by the Tenant and shall be recoverable from the Tenant as a debt or be deductible by the Landlord from the deposit paid by the Tenant in accordance with Section (X) hereto.

(4) Notwithstanding anything herein contained in the event of default in payment of the Rent or other monies payable by the Tenant hereunder for a period of 14 days from the date when payment is due (whether formally demanded or not) the Tenant shall pay to the Landlord on demand daily interest on all such sums outstanding at the rate of 1.5% per calendar month calculated from the date on which the same shall be due for payment (in accordance with the provisions contained in that behalf herein) until the date of payment as liquidated damages and not as penalty provided that the demand and/or receipt by the Landlord of interest pursuant to this Clause shall be without prejudice to and shall not affect the right of the Landlord to exercise any other right or remedy hereof (including but without prejudice to the generality of the foregoing the right of re-entry) exercisable under the terms of this Agreement.

(5) Acceptance of the Rent and interest by the Landlord shall not be deemed to operate as a waiver by the Landlord of any right to proceed against the Tenant in respect of any breach, non-observance or non-performance by the Tenant of any of the agreements, stipulations and conditions herein contained and on the Tenant's part to be observed and performed. Any acceptance after the Landlord's right to proceed against the Tenant as aforesaid shall be deemed to be on account of mesne profits unless the Landlord shall expressly waive the said right.

(6) For the purpose of these presents any act, default, neglect or omission of any licensee of the Tenant shall be deemed to be the act, default, neglect or omission of the Tenant.

(7) For the purpose of distress for rent in terms of Part III of the Landlord and Tenant (Consolidation) Ordinance (Chapter 7) and of these presents, the Rent, rates and other charges payable in respect of the said premises shall be and be deemed to be in areas if not paid in advance at the times and in manner hereinbefore provided for payment thereof.

                                    SECTION (IX)
                                    REGULATIONS

(1) The Landlord reserves the right from time to time and by notice in writing to the Tenant to make and introduce, and subsequently amend, adopt or abolish if necessary, such Regulations as it may consider necessary for the operation and maintenance of the Building.

(2) Such Regulations shall be supplementary to the terms and conditions of this Agreement and shall bind the Tenant and any breach of such Regulations shall be deemed to be a breach of this Agreement for which the Landlord may exercise all or any of its rights or remedies hereunder.

(3) In the event of conflict between such Regulations and the terms and conditions of this Agreement of the terms and conditions of this Agreement shall prevail.

(4) The Landlord shall not be liable for any loss or damage howsoever caused arising from any non-enforcement of the Regulations or non-observance thereof by any third party.

                                    SECTION (X)
                                      DEPOSIT

(1) The Tenant shall on or before the signing of this Agreement pay to the Landlord a deposit as set out in part VIII of the First Schedule hereto to secure the due observance and performance by the Tenant of the agreement, stipulations and conditions herein contained and on the Tenant's part to be observed and performed.

(2) The said deposit shall be retained by the Landlord throughout the said term free of any interest to the Tenant. In the event of any breach or non-observance or non-performance by the Tenant of any of the said agreements, stipulations or conditions aforesaid (without prejudice to any other right or remedy hereunder), the Landlord may deduct from the deposit the amount of the Rent, rate and other charges payable hereunder, monetary loss costs or damages incurred by the Landlord inconsequence of the breach, non-observance or non-performance by the Tenant.

In the event that the Landlord exercising its right of deduction of the deposit under this provision, the Tenant shall, as a condition precedent to the continuation of the tenancy, deposit with the Landlord, a further deposit equivalent to the amount so deducted and, if the Tenant shall fail so to do, the Landlord shall forthwith be entitled to re-enter on the said premises and to determine this Agreement in which event the deposit and further deposit (if any) may be forfeited to the Landlord as hereinbefore provided.

(3) The amount of the deposit shall be increased following each and every increase in the Rent and air-conditioning and service charges provided for herein to a sum equal to three (3) months' Rent and air-conditioning and service charges at the rates payable therefor at the date or dates of such increase becoming effective, and the Tenant shall make payment accordingly and the provisions of this Clause shall apply to such further deposits as mentioned in the preceding Clause (2),

(4) Subject as aforesaid the said deposit and the said further deposit (if any) shall be refunded to the Tenant by the Landlord without interest within 30 days after the termination of this Agreement and the delivery of vacant possession of the said premises to the Landlord or (without being construed as a waiver of the Landlord's right under this Agreement) after the settlement of the last outstanding claim which the Landlord may have against the Tenant in respect of any breach, non-observance or non-performance of any of the agreements, stipulations or conditions herein contained and on the part of the Tenant to be observed and performed, whichever is the later, PROVIDED HOWEVER, that the Landlord may prior to refund of the deposit and the further deposit (if any) require the Tenant to produce the rates receipts covering the whole of the term of this tenancy hereby granted or other evidence satisfactory to the Landlord showing that the Tenant had paid all rates for the said term.

                                    SECTION (XI)
                          INTERPRETATION AND MISCELLANEOUS

(1) No condoning, excusing or overlooking by the Landlord of any default, breach of non-observance or non-performance by the Tenant at any time or times of any of the Tenant's obligations herein contained shall operate as a waiver of the Landlord's rights hereunder in respect of any continuing or subsequent default, breach or non-observance or non-performance or so as to defeat or affect in any way the rights and remedies of the Landlord hereunder in respect of any such continuing or subsequent default or breach and no waiver by the Landlord shall be inferred from or implied by anything done or omitted by the Landlord unless expressed in writing and signed by the Landlord. Any consent given by the Landlord shall operate as a consent only for the particular matter to which it relates and in no way shall be considered as a waiver or release of any of the provisions hereto nor shall it be construed as dispensing with the necessity of obtaining the specific written consent of the Landlord in the future unless expressly so provided.

(2) Any notice required to be served hereunder shall, if to be served on the Tenant, be sufficiently served if addressed to the Tenant and sent by prepaid post or registered post to or delivered at the Tenant'' registered offices in Hong Kong or the last known address of the Tenant or to the said premises and if to be served on the Landlord shall be sufficiently served if addressed to the Landlord and sent by prepaid post or registered post to or delivered at the

Landlord's registered office from time to time or any other address which the Landlord may notify in writing to the Tenant from time to time. A notice sent by post shall be deemed to have been received 48 hours after the time of posting.

(3) The Landlord reserves the right (subject to any relevant provisions of the Deed of Mutual Covenant and/or the Sub-Deed of Mutual Covenant (if any) or Management Agreement in respect of the Building) to name the Building with any such name or style as it in its sole discretion may determine and at any time and from time to time to change alter substitute or abandon any such name without thereby becoming liable to compensate the Tenant for any loss expense or inconvenience caused to the Tenant as a consequence thereof provided that the Landlord shall give the Tenant and the post office and other relevant Government Authorities not less than two months notice of its intention so to do.

(4) The Landlord reserves the right from time to time to improve, extend, add to or reduce the Building or in any manner whatsoever alter or deal with the Building (other than the said premises) Provided always that in exercising such right the Landlord will endeavor to cause as little inconvenience to the Tenant as is practicable in the circumstances and make good any damage caused to the said premises within a reasonable period of time.

(5) The Normal Business Hours of the said Building shall be between the hours of 8:30 a.m. and 6:00 p.m. on Mondays to Fridays and between 8:00 a.m. and 2:00 p.m. on Saturdays ("Normal Business Hours") provided always that Normal Business Hours may be altered from time to time by the Landlord at its discretion.

(6) Notwithstanding anything herein contained or implied to the contrary the Landlord may permit any person or organization to hold any functions or exhibition or display any merchandise in any part or parts or the common areas of the Building (other than the said premises) at such times and upon such terms and conditions as the Landlord may in its absolute discretion think fit.

(7) Notwithstanding anything herein contained or implied to the contrary the Landlord may (subject to any relevant provisions of the Deed of Mutual Covenant and/or the Sub-Deed of Mutual Covenant (if any) or Management Agreement in respect of the Building) provide and install a public address system throughout the common areas of the Building and may play relay or broadcast or permit any other person to play, relay or broadcast recorded music or public announcements thereon.

(8) The Tenant acknowledges that no fine, premium, key money or other consideration has been paid by the Tenant to the Landlord for the grant of this tenancy.

(9) The said premises is and will be handed over on an "as is" basis. No warranty is given by the Landlord as to the state and condition of the said premises and/or any building or buildings, their composition, nature or their manner of construction or the installation (if any) thereof.

(10) The Tenant is responsible to apply for installing electricity meter for his own use and such installing must be met with the approval of the necessary authorities.

(11) For the purpose of calculating any increase in the air-conditioning or service charge payable by the Tenant in accordance with the provisions of this Agreement the following items and costs thereof will be deemed to constitute the operating costs of the Building:

     (a) The cleansing of all common areas lobbies and toilets and signs of the Building whether external or internal and all external windows or glass where the cost of such cleansing is not the responsibility of a particular tenant or occupier of the Building.

     (b) The lighting of all common areas lobbies and signs of the Building whether external or internal.

     (c) Maintenance and repairs of and to the common areas of the Building and its exterior all approach ways, car parks and other facilities at on or for the benefit of the Building its tenants and users thereof excluding the cost of any structural work the cost of any work the payment of which is the responsibility of a particular of a particular tenant or occupier of the Building.

     (d) Gardening and landscaping expenses in and around the Building reasonably incurred by the Landlord.

     (e) Maintenance and repairs of and to the security systems installed at and within the Buildings.

     (f) Costs and expenses of providing staff at and for the benefit of the Building including the Manager and supporting staff building supervisors caretakers guards carpark attendants traffic supervisors and maintenance operatives.

     (g) All running costs including electricity and any other source of power used in respect of air-conditioning ventilation heating or cooling plant and equipment condensed water supply system chilled water supply system lifts escalators and any other mechanical services and appurtenances installed by the Landlord in the said premises common areas or elsewhere in the Building the cost of which is not the responsibility of the individual tenants of the Building under the terms of their leases.

     (h) All maintenance and repair costs in respect of air-conditioning ventilation heating or cooling plant and equipment condensed water supply system chilled water supply system lifts escalators and any other mechanical services and appurtenances installed by the Landlord in the said premises common areas or elsewhere in the Building the cost of which is not the responsibility of the individual tenants of the Building under the terms of their leases.

     (i)  Garbage and trade waste disposal.

     (j) Costs and expenses properly incurred by the Landlord in providing parcel pick up points, child minding areas, mail collection points and other facilities for the benefit and promotion of the Building its tenants and users.

     (k) All Government rates assessed to be paid in respect of any areas not leased to individual tenants.

     (l) The premia in respect of all insurances held by the Landlord in respect of the Building its contents of whatsoever nature, staff employed at the Building and any other risk relating to the Landlord's ownership or interest in the Building.

     (m) The fees and remuneration of any manager appointed by the Landlord to manage the Building.

     (n) Any other items of expenditure which are in the sole discretion of the manager considered to be necessary for the management of the Building.

(12) Each party shall bear its own legal costs and disbursement of and incidental to the preparation and completion of this Agreement and the stamp duty payable thereof shall borne by the parties thereto in equal shares.

(13) This Agreement sets out the full agreement reached between the parties hereto and no other representations have been made or warranties given relating to the Landlord or the Tenant or the Building or the said premises and if any such representation or warranty has been made given or implied the same is hereby waived.

(14) In this Agreement:

     (a) The "Tenant" shall (where the context permits) mean and include the party or parties specifically named herein and shall not include the executors and administrators of any such party or where such party is a corporate, any liquidator thereof. Where more than one person is included in the expression "the Tenant" all such persons shall be jointly and severally liable for the performance and observance of the terms, conditions and agreements contained herein and on the part of the Tenant to be performed and observed;

     (b) The "licensee" shall include employee, servant, workman, customer, agent and contractor of the Tenant and any person present in, using or visiting the said premises with the consent of the Tenant, express or implied;

     (c) The "Government" shall mean the Government of the Hong Kong Special Administrative Region;

     (d) Reference to Ordinance, orders, statutes, legislation or enactments shall be construed as a reference to such Ordinance, orders, statutes, legislation or enactments as may be amended or re-enacted from time to time and for the time being in force;

     (e) The common areas of the Building shall refer to such parts of the Building as may be designated under the Deed of Mutual Covenant in respect of the Building (if any) as common areas for use in common by the co-owners for the time being of the Building or such other parts of the Building as may be designated as common areas from time to time by the Landlord.

(15) The parties hereto further agree that they shall respectively be bound by and entitled to the benefit of the Special Conditions set out in Part IX of the First Schedule hereto.

(16) The Tenant irrevocably appoints the Landlord to be its agent to store or dispose of any effects left by the Tenant on the said premises for more than seven days after the end of the term on any terms that the Landlord thinks fit and without the Landlord being liable to the Tenant save to account for the net proceeds of sale less the cost of storage (if any) and any other expenses reasonably incurred by the Landlord.

(17) The Tenant acknowledges the right of the Landlord to change the name of the Building and further acknowledges that upon the Landlord exercising that right the Tenant shall have no rights to compensation or damages from the Landlord.

(18) If the Landlord shall wish to sell demolish redevelop or refurbish the Building or any part affecting the said premises it may give at least 6 months' notice to the Tenant to terminate this Agreement without prejudice to the accrued liabilities of either party.

                         THE FIRST SCHEDULE ABOVE REFERRED TO

                                       PART I

LANDLORD: SUNNOON DEVELOPMENT LIMITED whose registered office is situate at Room
          2402, China Insurance Group Building, 141 Des Voeux Road Central, Hong Kong

                                       PART II

TENANT: ORIENT PACKAGING LIMITED a company incorporated in British Virgin Islands whose registered office is situated at P.C. Box 71, Craigmuir Chambers, Road Town, Tortola, British Virgin Islands

                                       PART III

TERM: TWO YEARS commencing from the 10th day of May 1999 and expiring on the 9th day of May 2001 (both dates inclusive)

                                       PART IV

                                   Rent/Calendar Month (exclusive of rates,
RENT:     PERIOD                   MANAGEMENT FEE, AND ALL OTHER CHARGES)
          The whole term           HONG KONG DOLLARS EIGHTEEN THOUSAND THREE
                                   HUNDRED AND NINETY ONLY (HK$18,390.00) per month

Rent shall be payable in advance without any deduction whatsoever on the 1st day of each and every calendar month.

When the term of this tenancy does not commence on the 1st day of the month, the Landlord may at any time during the said term require the Tenant to pay rent for a particular month on a pro-rate basis, namely, from the commencement day to the end of the month, and thereafter the Tenant shall pay rent for each calendar month (including the last month of the said term also on a pro-rata basis) on the 1st day of each such calendar month.

                                        PART V

USER: The nature of the Tenant's business shall be: Office for commercial use only.

                                       PART VI

AIR-CONDITIONING AND SERVICE CHARGES:

HK$4,413.60 per month subject to review and in accordance with normal service charge budgeting for the Building.

                                       PART VII

THE VETTING CHARGES:

The Landlord shall notify the Tenant of such amount when the Landlord gives its approval to the plans submitted by the Tenant in accordance with Clause 2 in Section (III) of this Agreement.

                                      PART VIII

SECURITY DEPOSIT:

HONG KONG DOLLARS SIXTY EIGHT THOUSAND FOUR HUNDRED AND TEN AND CENTS EIGHTY ONLY (HK$68,410.80) (equivalent to three months' rental and three months' air-conditioning and service charges).

                                       PART IX

SPECIAL CONDITIONS:

(1)  RENT FREE PERIOD

     Notwithstanding anything to the contrary contained in this Agreement, the Tenant shall be entitled to occupy the said premises for a period of 3 months from and inclusive of the date of commencement of the term created hereunder (i.e. from the 10th day of May 1999 to the 9th day of August
     1999) free of rent provided that during the said rent free period the Tenant shall pay all management fee, rates, air-conditioning and service charge and other outgoings payable in respect of the said premises.

(2)  APPOINTMENT OF AGENT

     Notwithstanding anything herein contained, the Tenant hereby appoints Amazing Grace Management Limited of Room 811, 8th Floor, Wing Shan Tower, 173 Des Voeux Road Central, Hong Kong as its agent in Hong Kong duly authorized to accept any service of notice or process to be or required to be served on the Tenant whether under this Agreement or otherwise in relation to this tenancy and shall prior to the signing of this Agreement produce an Acknowledgment of Appointment in the form annexed hereto duly signed by the said service agent acknowledging consent to the said appointment. The said appointment shall be valid and irrevocable throughout the term of the tenancy unless substituted by another agent duly appointed by the Tenant in writing which appointment shall be duly accepted by the substitute agent. For the avoidance of doubt, service upon the said service agent or any substitute thereof at the address specified in the said Acknowledgment of Appointment or any written Notice of Change of Address shall be deemed valid and good service upon the Tenant and failure of the said service agent or any substitute thereof to give notice of such service to the Tenant shall not impair or affect in any way the validity of such service.

(3)  GUARANTEE

     The Tenant shall prior to the signing of this Agreement procure a
     personal guarantee given or to be given by                       in
     favour of the Landlord to secure the due observance and performance by the Tenant of the covenants, agreements, stipulations, terms and conditions herein contained and on the part of the Tenant to be observed and performed, such guarantee to be in the form annexed hereto.

                                    PART X

                        LIST OF CHATTELS AND FIXTURES

                                      Nil

                       THE SECOND SCHEDULE ABOVE REFERRED TO

                                 THE SAID PREMISES

ALL THAT UNIT 1003 on the 10TH FLOOR of C L I BUILDING (formerly known as HENNESSY HOUSE), Nos. 313-317B Hennessy Road and Nos. 314-318 Lockhart Road, Wanchai, Hong Kong (which Unit is shown for the purpose of identification only on the plan hereto annexed and thereon colored pink) erected on ALL THOSE pieces or parcels of ground registered in the Land Registry as THE REMAINING PORTION OF SECTION A OF INLAND LOT NO. 2623, SECTION B OF INLAND LOT NO. 2623, SECTION C OF INLAND LOT NO. 2623, THE REMAINING PORTION OF SECTION D OF INLAND LOT NO. 2623, SECTION F OF INLAND LOT NO. 2623, SECTION G OF INLAND LOT NO. 2623, THE REMAINING PORTION OF SECTION H OF INLAND LOT NO 2623 and THE REMAINING PORTION OF SECTION I OR INLAND LOT NO. 2623

          AS WITNESS the hands of the parties hereto the day and year first above written.

          SIGNED by Chen Wei and     )        FOR AND ON BEHALF OF
          Yang Yin Chi, its          )
          Directors ----------- for  )        SUNNOON DEVELOPMENT LIMITED
          and on behalf of the       )
          Landlord whose                      ________________________
          signature(s) is/are                 Authorized Signature(s)
          verified:


          LINDY W. K. CHAN
          Solicitor, Hong Kong SAR.
          Messrs. Tsang, Chen &
          Wong
                                              FOR AND ON BEHALF OF
                                              ORIENT PACKAGING LIMITED
          SIGNED by Hon Kwok Ping    )
          Lawrence, its Director --  )        ________________________
          --------- for and on       )        Authorized Signature(s)
          behalf of the Tenant in    )
          the presence of:


          LINDY W. K. CHAN
          Solicitor, Hong Kong SAR.

          RECEIVED the day and year  )
                                     )
     first  above  written  of  and  )
                                     )
     from  the  Tenant  the  sum of  )       FOR AND ON BEHALF OF
                                     )
     DOLLARS  SIXTY  EIGHT THOUSAND  )
                                     )
     FOUR HUNDRED AND TEN AND CENTS  )
                                     )
     EIGHTY ONLY Hong Kong Currency  )   SUNNOON DEVELOPMENT LIMITED
                                     )
     being  the deposit money above  )
                                     )
     e x pressed  be  paid  by  the  )
                                     )
     Tenant to the Landlord.         )  HK$68,410.80...........................
                                     )  ============    AUTHORIZED SIGNATURE(S)
                                     )
                                     )
                                     )

V E R I F I E D     by:

          LINDY W.K. CHAN
     Solicitor, Hong Kong SAR.
     Messrs. Tsang, Chan & Wong

                           Acknowledgment of Appointment

     I/We, ____________________________ with address in Hong Kong at/whose registered office/place of business in Hong Kong is situated at
______________________________________________________________________________
hereby consent to appointment by Orient Packaging Limited, a company incorporated in British Virgin Islands, as its agent in Hong Kong duly authorised to accept any service of notice or process in relation to the tenancy of property known as Unit 1003 on the 10th Floor of C.L.I. Building, Nos. 313-317B Hennessy Road and Nos. 314-318 Lockhart Road, Wanchai, Hong
Kong between Sunnoon Development Limited as the Landlord and the said Orient Packaging Limited as the Tenant for the term of two years from 10th May 1999 to 9th May 2001 (both dates inclusive). I/we consent to the appointment pursuant to Clause 2 of part IX of the First Schedule of the Tenancy
Agreement dated the ________ day of _____________ 1999 of the said tenancy.

     I/We hereby declare that service of any notice or process on the said Orient Packaging Limited in relation to the said tenancy can be effected by serving the same on me/us at the above quoted address.

     I/We acknowledge that the said appointment shall be irrevocable unless and until the said Orient Packaging Limited shall have duly appointed a substitute agent which appointment shall be duly accepted by the said substitute agent and notified to the said Sunnoon Development Limited.

     I/We shall notify the said Sunnoon Develpment Limited in writing of any change of the above quoted service address.

          Dated the ____________ day of __________________ 1999.

                                  DEED OF GUARANTEE

To:  SUNNOON DEVELOPMENT LIMITED
     whose registered office is situated at Room 2402, China Insurance Group Building, 141 Des Voeux Road Central, Hong Kong

1. IN CONSIDERATION of your having agreed at my request to accept ORIENT PACKAGING LIMITED ("the Tenant") as the Tenant of your property at Unit 1003 on the 10th Floor of CLI Building, Nos. 313-317B Hennessy Road and Nos. 314-318 Lockhart Road, Wanchai, Hong Kong ("the Premises") upon the terms of an Agreement dated the _________ day of _______________ 1999 ("the Tenancy Agreement") at the monthly rent of 11K$18,390.00 for the term of two years from 10th May 1999 to 9th May 2001 exclusive of rates and management charges payable in advance on the 1st day of each and every calendar month, I, the undersigned, being Director of the Tenant, hereby GUARANTEE, the payment to you on demand of all monies, obligations and liabilities whether present or future, actual or contingent which are now or may at anytime hereafter be or become from time to time due, owing or incurred to you from or by the Tenant under the terms of the Tenancy Agreement together with interest up to date of payment at such rates and upon such terms as may be payable by the Tenant (or which would have been so payable but for the liquidation of the Tenant) under the terms of the Tenancy Agreement and all reasonable expenses (including legal and other costs on a full indemnity basis) howsoever incurred by you in relation to this Guarantee.

2. I hereby guarantee the due performance or observance by the Tenant of the terms of the Tenancy Agreement and if the Tenant defaults in the performance or observance of any of the provisions on its part contained in the Tenancy Agreement, I will indemnify you against all losses and damages reasonable costs and expenses which may be suffered or incurred by you by reason of any default on the part of the Tenant.

3. This Guarantee shall be a continuing security until the determination of the Tenancy Agreement and the discharge of all monies obligations and liabilities of the Tenant under the Tenancy Agreement.

4. This Guarantee shall not be discharged or affected by the winding up of the Tenant or by my ceasing to be Director of the Tenant. Without prejudice to the foregoing provisions this Guarantee shall not be discharged by your giving the Tenant time in which to meet its rent or other indulgence in respect of its obligations under the Tenancy Agreement.

5. This Guarantee may be enforced against me without your first making demand on or instituting legal proceedings against the Tenant in the first instance or to join in the Tenant as a party in the same proceedings against me.

          Dated this _______ day of _____________________ 1999.

SIGNED SEALED and DELIVERED by     )
                                   )
                                   )
                                   )
in the presence of:                )

INTERPRETED by: